Lord
Abbett
                         U. S. Government Securities
                           Money Market Fund, Inc.

Prospectus
   November 1, 1999


[LOGO]

                    As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged this fund for investment merit. It is a criminal offense to state otherwise.

                               Table of Contents

The Fund                                                             Page


           What you should know       Goal/Strategy                   2
                   about the fund     Main Risks                      2
                                      Past Performance                3
                                      Fees and Expenses               4


                              Your Investment Your Investment


        Information for managing      Purchases                       5
               your fund account      Sales Compensation              6
                                      Opening Your Account            6
                                      Redemptions                     7
                                      Distributions and Taxes         8
                                      Services For Fund Investors     8
                                      Management                      9


                        For More Information Your Investment


               How to learn more      Glossary of Shaded Terms        10
                   about the fund


                         Financial Information Your Investment


                                      Financial Highlights            11


      How to learn morea bout the      Back Cover
 fund and other Lord Abbett funds

GOAL / STRATEGY

     The investment objective of the fund is to seek high current income and preservation of capital through investments in high quality, short-term, liquid securities. These securities are commonly known as money market instruments. The fund is a money market fund which attempts to manage its portfolio to maintain a stable share price of $1.00 in accordance with strict rules of the Securities and Exchange Commission ("SEC"). The fund normally invests all of its assets in:

     o Securities issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness,

     o Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, such as the Government National Mortgage Association, Federal National Mortgage Association, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, and

     o    Repurchase agreements involving these securities.

     In selecting investments for the fund, we focus on securities that appear to offer the best relative value.

     Although the fund does not currently intend to do so, the fund may invest up to 35% of its assets in other money market instruments such as certificates of deposit, bankers' acceptances, commercial paper and other short-term corporate debt securities.

MAIN RISKS

     The fund's yield and the value of its investments may vary in response to changes in interest rates and other market factors. As interest rates rise, the fund's investments typically will lose value. Although the fund's U.S. Treasury obligations and some U.S. government agency obligations are backed by the full faith and credit of the U.S. government, other investments of the fund do not have this guarantee. In addition, U.S. government guarantees relate only to the interest and principal of the security. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

We or the fund refers to Lord Abbett U.S. Government Securities Money Market Fund, Inc.

About the fund. This fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.

2 The Fund

                       U.S. Government Money Market Fund  Symbols: Class A-LACXX

Past Performance

     The information below provides some indication of the risks of investing in the fund. The first table below shows changes in the fund's class A shares' performance from calendar year to calendar year .

     Past performance is not a prediction of future results.

[GRAPHIC OMITTED]

The class A shares' year-to-date return for the six months ending June 30, 1999 was 2.07%.

================================================================================

For the fund's current yield, call toll-free 1-800-426-1130.

The table below shows the fund's class A, B and C performance over time. Fund performance assumes reinvestment of dividends. All periods end on December 31, 1998.

Class        1 Year         5 Years        10 Years      Inception(i)

A             4.64%          4.53%           4.90%           7.19%
--------------------------------------------------------------------------------
B             3.87%            -               -             3.43%
--------------------------------------------------------------------------------
C             4.64%            -               -             4.69%
--------------------------------------------------------------------------------


(i) The dates of inception of each class are: A - 6/27/79, B - 8/1/96 and C - 7/15/96.

                                                                      The Fund 3


FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

------------------------------------------------------------------------------------------------------------
Fee table
------------------------------------------------------------------------------------------------------------
Shareholder Fees (Fees paid directly from your investment)          Class A        Class B       Class C
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                           none            none           none
------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
------------------------------------------------------------------------------------------------------------
(as a % of the lesser of original purchase price or sale proceeds)   none(1)        5.00%(2)        none
------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from fund assets) (as a % of average net assets)
------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                   0.50%           0.50%          0.50%
------------------------------------------------------------------------------------------------------------
12b-1 Fees(3)                                                        none            0.75%          none
------------------------------------------------------------------------------------------------------------
Other Expenses                                                       0.26%           0.26%          0.26%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                 0.76%           1.51%          0.76%
------------------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of class A shares made within 24 months following any purchases made without a sales charge.

(2) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.

(3) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

-----------------------------------------------------------------------------------------------
Example
-----------------------------------------------------------------------------------------------

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you redeem your shares at the end of the period, although your actual cost may be higher or lower:

Share class                1 Year           3 Years           5 Years         10 Years

Class A shares               $ 78            $243              $  422           $  942
-----------------------------------------------------------------------------------------------
Class B shares               $654            $777              $1,024           $1,599
-----------------------------------------------------------------------------------------------
Class C shares               $ 78            $243              $  422           $  942
-----------------------------------------------------------------------------------------------

You would pay the following expenses if, you did not redeem your shares:

Class A shares               $ 78            $243              $  422           $  942
-----------------------------------------------------------------------------------------------
Class B shares               $154            $477              $  824           $1,599
-----------------------------------------------------------------------------------------------
Class C shares               $ 78            $243              $  422           $  942
-----------------------------------------------------------------------------------------------
This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Management fees are payable to Lord, Abbett & Co. ("Lord Abbett") for the fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


4 The Fund

PURCHASES
     The fund offers in this prospectus three classes of shares, class A, B and C, each with different expenses, dividends and yields. You may purchase shares at the Net Asset Value ("NAV") per share next determined after we receive and accept your purchase order submitted in proper form. Although the fund has no front-end sales charge on purchases of its shares, the fund does have a contingent deferred sales charge ("CDSC") in certain cases, as described below.

We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

Share Classes
--------------------------------------------------------------------------------
Class A   o  offered without a front-end sales charge
Class B * o  no front-end sales charge, however, a CDSC is applied to shares sold prior to the sixth anniversary of purchase
          o  higher annual expenses than class A or C shares
          o  automatically convert to class A shares after eight years
          o  asset-based sales charge 0.75 of 1% - See "Sales Compensation"
Class C   o  no front-end sales charge
          o  a CDSC is applied to shares sold prior to the
             first anniversary of purchase
          o  acquired by exchange only



Class A Share CDSC. If you acquire class A shares in exchange for class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the class A shares within 24 months after the month in which you initially purchased those shares, the fund will collect a CDSC of 1%.

Class B Share CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

--------------------------------------------------------------------------------
Contingent Deferred Sales Charges - Class B Shares

--------------------------------------------------------------------------------
Anniversary(1) of the day on                    Contingent Deferred Sales Charge
which the purchase order                        on redemption (as % of amount
was accepted                                    subject to charge)
On                             Before
--------------------------------------------------------------------------------
                               1st                               5.0%
--------------------------------------------------------------------------------
1st                            2nd                               4.0%
--------------------------------------------------------------------------------
2nd                            3rd                               3.0%
--------------------------------------------------------------------------------
3rd                            4th                               3.0%
--------------------------------------------------------------------------------
4th                            5th                               2.0%
--------------------------------------------------------------------------------
5th                            6th                               1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                           None
--------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.


NAV per share for each class of fund shares is calculated at 12 noon and 2:00 p.m. Eastern time each business day that the New York Stock Exchange ("NYSE") is open for trading. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives and accepts your order. In calculating NAV, securities are valued at cost plus (minus) amortized discount (premium), if any, pursuant to the requirements for money market funds.

You should read this section carefully to determine which class of shares represents the best investment option for your particular situation.

CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2.   shares held for six years or more (class B) or one year or more (class C)

3. shares held the longest before the sixth anniversary of their purchase (class B) or before the first anniversary of their purchase (class C)


                                                               Your Investment 5

     The class B share CDSC generally will be waived under the following circumstances:

     o benefit payments under Retirement Plans such as loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

     o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     o    death of the shareholder

     o redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to class B shares.

     Class C Share CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the anniversary of the purchase of such shares.


SALES COMPENSATION

     Compensation payments originate from two sources: CDSCs and 12b-1 fees paid out of the fund's assets. The fund is currently not making 12b-1 fee payments under the class A and class C share Rule 12b-1 plans. However, Lord Abbett Distributor pays an up-front payment to authorized institutions totaling 4%, consisting of 0.25% for services provided to shareholders and 3.75% for a sales commission in connection with purchases of class B shares for dollar cost averaging accounts as described above.

     Class B Rule 12b-1 Plan. The Fund has adopted a class B share Rule 12b-1 plan under which we periodically pay Lord Abbett Distributor an annual distribution fee of 0.75 of 1% of the average daily net asset value of the class B shares.

     The distribution fee is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of class B shares, including the payment and financing of sales commissions on class B shares at the time of their original purchase. Because 12b-1 fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT
     o Regular account                                (Class A)         $1,000
                                                      (Class B)         $5,000
    ----------------------------------------------------------------------------
     o Individual Retirement Accounts                 (Class A)           $250
                                                      (Class B)         $2,000
    ----------------------------------------------------------------------------
     For Retirement Plans no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.


Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

     o    Traditional, Rollover, Roth and Education IRAs

     o    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

     o    Defined Contribution Plans

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the fund to work with investment professionals that buy and/or sell shares of the fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

6 Your Investment

     Lord Abbett
     U.S. Government Securities Money Market Fund, Inc.
     P.O. Box 419100
     Kansas City, MO 64141

     By Wire. Telephone the fund to obtain an account number. You can then instruct your bank to wire the amount of your investment to:

     United Missouri Bank of Kansas City, N.A.
     Tenth and Grand o Kansas City, MO 64141
     Account # 980103352-2 ABA # 1010-0069-5

     Specify the name of the fund, your account number and the name(s) in which the account is registered. Your bank may charge you a fee to wire funds. Wires received prior to 12 noon Eastern time will receive the dividends for that day. Otherwise, dividends will begin accruing on the next business day.

     By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

     MINIMUM INITIAL INVESTMENT

     o Regular account                                       (Class A, B and C)    $1,000
     ----------------------------------------------------------------------------------------
     o Individual Retirement Accounts (Traditional,
       Education and Roth),403(b) and employer-
       sponsored retirement plans under the
       Internal Revenue Code                                 (Class A, B and C)      $250
     ----------------------------------------------------------------------------------------

     Proper Form. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, call the fund at 800-821-5129.


REDEMPTIONS

     By Broker. Call your investment professional for instructions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the fund at 800-821-5129. This method of redeeming shares is only available, however, if you have completed section 9C of the account application.

     By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual

Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the fund. Accordingly, the fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The fund also may revoke the privilege for all shareholders upon 60 days' written notice.

Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best interest to do so.


Eligible Guarantor is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

                                                               Your Investment 7
     circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.


     Checkwriting. You may write checks against your account for a minimum of $500 up to a maximum of $5,000,000. A check drawn on an account will be honored based only on those shares in the account on which the check is drawn. This method of redeeming shares is only available, however, if you have completed section 9B of the account application.

DISTRIBUTIONS AND TAXES

     The fund normally pays its shareholders dividends from its net investment income on a monthly basis. These dividends will be taxable to shareholders at the federal ordinary income tax rate and will be reinvested in the fund unless you instruct the fund to pay them to you in cash. The fund does not expect to make any capital gain distributions to shareholders.

     The tax status of distributions is the same for all shareholders regardless of how long they have owned fund shares and whether distributions are reinvested or paid in cash.

     Information concerning the tax treatment of distributions will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you.

SERVICES FOR FUND INVESTORs
AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.

--------------------------------------------------------------------------------------------------------
For investing

Invest-A-Matic      You may make fixed, periodic investments ($250 initial and $50 subsequent
(Dollar-cost        minimum) into your fund account by means of automatic money transfers from
averaging)          your bank checking account. See the attached application for instructions.

Div-Move            You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

Systematic          You may make regular withdrawals from most Lord Abbett funds. Automatic
Withdrawal          cash withdrawals will be paid to you from your account in fixed or variable
Plan ("SWP")        amounts. To establish a plan, the value of your shares must be at least
                    $10,000, except for Retirement Plans for which there is no minimum.

Class B shares      The CDSC will be waived on SWP redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For class B share
                    SWP redemptions over 12% per year, the CDSC will apply to the entire redemption.
                    Please contact the fund for assistance in minimizing the CDSC in this situation.

Class B and         Redemption proceeds due to a SWP for class B and class C shares will be
C shares            redeemed in the order described under "Purchases."
--------------------------------------------------------------------------------------------------------

Important Information. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and of any dividend or distribution from your account.


8  Your Investment

OTHER SERVICES

     Telephone Investing. After we have received the attached application (selecting "yes" under Section 9C and completing Section 8), you may instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

     Exchanges. You or your investment professional may instruct the fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.


MANAGEMENT

     The fund operates under the supervision of its Board with the advice of Lord, Abbett & Co., its investment adviser, which is located at 767 Fifth Avenue, New York, NY 10153-0203. On or about January 17, 2000 the new address will be 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with over $32 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the fund, see the Statement of Additional Information.

     The fund pays Lord Abbett a monthly fee based on average daily net assets for each month as shown below. For the fiscal year ended June 30, 1999, the fee paid to Lord Abbett was at an annual rate of .50 of 1% of average daily net assets. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

     Management Fee Rate

          .50% on the first $250 million in assets

          .45% on the next $250 million

          .40% on assets over $500 million

Telephone Transactions. You have this privilege in amounts of up to $50,000 unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for the name on the account, account number, social security or taxpayer identification number and other relevant information. The fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Transactions by telephone may be difficult to implement in times of drastic economic or market change.


Year 2000 Issues. The fund could be adversely affected if the computers used by the fund and its service providers do not properly process and calculate date-related information from and after January 1, 2000.

Lord Abbett is working to avoid such problems and has received assurances from the fund's service providers that they are taking similar steps. Of course, the Year 2000 problem is unprecedented and, therefore, Lord Abbett cannot eliminate altogether the possibility that it or the fund will be affected.

                                                               Your Investment 9

GLOSSARY OF SHADED TERMS

     Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; and (4) the fund. An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

     Eligible Mandatory Distributions. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a manda-tory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

     Legal Capacity. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A.Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B.Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).


GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

10 For More Information

FINANCIAL HIGHLIGHTS


     This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended June 30, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended June 30, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

-------------------------------------------------------------------------------------------------------------------------
                                                                               Class A Shares
                                                -------------------------------------------------------------------------
                                                                            Year Ended June 30,
Per Share Operating Performance:                 1999             1998          1997              1996            1995
Net asset value, beginning of year               $1.00           $1.00           $1.00           $1.00           $1.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations
-------------------------------------------------------------------------------------------------------------------------
Net investment income                              .043            .047            .046            .048            .046
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income             (.043)          (.047)          (.046)          (.048)          (.046)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                     $1.00           $1.00           $1.00           $1.00           $1.00
-------------------------------------------------------------------------------------------------------------------------
Total Return(c)                                   4.36%           4.79%           4.66%           4.85%           4.65%
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-------------------------------------------------------------------------------------------------------------------------
 Expenses                                         0.76%           0.83%           0.84%           0.81%           0.86%
-------------------------------------------------------------------------------------------------------------------------
 Net investment income                            4.31%           4.68%           4.57%           4.75%           4.54%
=========================================================================================================================

                                                   Class B Shares                                   Class C Shares
                                               Period Ended June 30,                             Period Ended June 30,
                                        --------------------------------------         ------------------------------------------
Per Share Operating Performance:        1999            1998           1997(a)            1999             1998          1997(a)
Net asset value, beginning of period    $1.00          $1.00           $1.00             $1.00            $1.00          $1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                    .036           .039            .024              .043             .047           .044
------------------------------------------------------------------------------------------------------------------------------------
 Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income    (.036)         (.039)          (.024)            (.043)           (.047)         (.044)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $1.00          $1.00           $1.00             $1.00            $1.00          $1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return(c)                          3.76%          4.01%           2.39%(b)          4.36%            4.79%          4.47%(b)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses                                1.52%          1.59%           0.99%(b)          0.76%            0.84%          0.81%(b)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                   3.52%          3.96%           2.38%(b)          4.27%            4.73%          4.39%(b)
====================================================================================================================================

                                                                             Year Ended June 30,
                                             -----------------------------------------------------------------------------------
Supplemental Data For All Classes:               1999             1998              1997              1996             1995
Net assets, end of year (000)                  $200,981         $165,128          $144,232          $152,531         $140,642


(a)  Commencement of offering respective class of shares: B - August 1, 1996, C
     - July 15, 1996.

(b)  Not annualized.

(c)  Total return assumes reinvestment of all distributions.


                                                        Financial Information 11

     More information on this fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

     Describes the fund and lists portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (" SAI")

     Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (" SEC") and is incorporated by reference(is legally considered part of this prospectus).


To obtain information:

By telephone.  Call the fund at:
800-201-6984

By mail.  Write to the fund at:
The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

Via the Internet.
Lord, Abbett & Co.
http://www.lordabbett.com Text only versions of fund documents can be viewed online or downloaded from:
SEC
http://www.sec.gov

You can also obtain copies by
visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

Lord Abbett U. S. Government Securities

  Money Market Fund, Inc.

The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
On or about January 17, 2000 the new address will be:
90 Hudson Street,
Jersey City, NJ 07302-3973
                                                          LAMM-1-1199
SEC file number: 811-2924                                 (11/99)

LORD ABBETT

Statement of Additional Information                             November 1, 1999

         Lord Abbett U.S. Government Securities Money Market Fund, Inc.



This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.On or about January 17, 2000, the new address will be 90 Hudson Street, Jersey City, New Jersey 07302-3973. This Statement relates to, and should be read in conjunction with, the Prospectus dated November 1, 1999.

Lord Abbett U.S. Government Securities Money Market Fund, Inc. (sometimes referred to as "we" or the "Fund") has 1,000,000,000 shares of authorized capital stock consisting of three classes (A, B and C), $.001 par value. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time. Class A and B shares may be purchased directly and may be acquired in exchange for shares of the same class of another Lord Abbett-Sponsored fund. Class C shares may be acquired only in exchange from shares of the same class of another Lord Abbett-Sponsored fund. See "Telephone Exchange Privilege" for more information. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further classes may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.



     TABLE OF CONTENTS                                                      PAGE

     1.       Investment Policies                                           2
     2.       Yield Calculation                                             4
     3.       Directors and Officers                                        5
     4.       Investment Advisory and Other Services                        7
     5.       Portfolio Transactions                                        8
     6.       Net Asset Value and Dividends                                 9
     7.       Telephone Exchange Privilege and Rule 12b-1 Plans             10
     8.       Class B Share Conversion Feature                              11
     9.       Shareholder Programs and Retirement Plans                     11
     10.      Commercial Paper and Bond Ratings                             12
     11.      Taxes                                                         14
     12.      Information About the Fund                                    14
     13.      Financial Statements                                          14

                                       1.
                               Investment Policies
The Fund is a diversified open-end management company registered under the Act.

Fundamental Investment Restrictions. The Fund is subject to the following investment restrictions which cannot be changed without approval of a majority of our outstanding shares.

The Fund may not:
(1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

(2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

(3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

(5) buy or sell real estate, although the Fund may buy short-term securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, nor may the Fund buy or sell commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(6) with respect to 75% of the
gross assets of the Fund, buy securities of one issuer representing more than 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(7) invest more than 25% of its
assets, taken at market value, in the securities of issuers in any particular industry (excluding U.S. Government securities as described in the Fund's prospectus);

(8) issue senior securities to the extent such issuance would violate applicable law; or

(9) buy common stocks or other voting securities.

Compliance with the investment restrictions in this section 1 will be determinted at the time of the purchase or sale of the portfolio investments.

Non-Fundamental Investment Restrictions. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval.

The Fund may not:

(1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

(2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors;

(3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities quualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors (in accordance with currently applicable SEC requirements, the Fund will not invest knowingly more than 10% of its net assets (at the time of investment) in such illiquid securities);

(4) invest in the securities of
other investment companies except as permitted by applicable law;

(5) invest in
securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities);

(6) hold
securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

(7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

(8) write, purchase or
sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or

(9) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock.

Repurchase Agreements. Repurchase agreements are instruments under which the purchaser (i.e., the Fund) acquires the obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and repurchase price, thereby determining the yield during the purchaser's holding period. These result in fixed rates of return insulated from market fluctuation during such period. The underlying securities will consist only of securities in which the Fund may otherwise invest and their value will be marked to market daily to ensure that such value is at least equal to the repurchase price (including accrued interest). Repurchase agreements usually are for short periods. In the event of bankruptcy or other default by the seller, the Fund would be subject to possible risks such as delays and expenses in liquidating the underlying securities, decline in value of the underlying securities and loss of interest. To minimize any such risk, the creditworthiness of entities with which we enter into repurchase agreements is carefully evaluated by our investment manager, Lord Abbett.


                                       2.
                                Yield Calculation

Each Class calculates its "yield" and "effective yield" based on the number of days in the period for which the calculation is made ("base period"). Each Class' "yield" is computed by determining the net change for the base period (exclusive of capital changes) in the value of a hypothetical preexisting account having a balance of one share at the start of the base period and subtracting this value from the value of the account at the end of the base period and dividing the result by the account's beginning value to come up with a "base period return" which is then multiplied by 365 over the number of days in the base period. "Effective yield" is determined by compounding the "base period return" by adding one, raising the sum to a power equal to 365 divided by the number of days in the base period and subtracting one from the result. An example follows for the seven-day period ended June 30, 1999 of the calculation of both "yield" and "effective yield" for one Class A share:

Value of hypothetical account with
   exactly one share at beginning of
   base period                                                 $  1.000000000

Value of same account at end of base
   period                                                      $  1.000880274
Net change in account value                                    $   .000880274

Base period return (net change in
   account value divided by the
   beginning account value)                                        .0880274%

                                                                 ------
"Yield" [base period return
   times (365 divided by 7)]                                      4.59%

                                                                 ------
"Effective yield" [(base period
   return + 1) 365/7] - 1                                         4.70%

On June 30, 1999, our portfolio had a dollar-weighted life to maturity of 21 days.

Publishing of the annualized yield for a given period provides investors with a basis for comparing our yield with that of other investment vehicles. However, yields of other investment vehicles may not always be comparable because of different methods of calculating yield. In addition, the safety and yield of the Fund and other money market funds are a function of portfolio quality, portfolio maturity and operating expenses, while the yields on competing bank accounts are established by the bank and their principal is generally insured.

Each Class' yield is not fixed. It fluctuates and the annualization of a yield rate is not a representation by the Class as to what an investment in the Class will actually yield for any given period. Actual yields will depend not only on changes in interest rates on money market instruments during the course of the period in which the investment in the Class is held, but also on such matters as any realized and unrealized gains and losses, changes in the expenses of the Class during the period and on the relative amount of new money coming into the Class which has to be invested at a different yield than that represented by existing assets.


                                       3.
                             Directors and Officers

The Board of Directors of the Fund is responsible for the management of the business and affairs of the Fund.

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and/or director or trustee of the other Lord Abbett-sponsored funds.

*Robert S. Dow, age 54, Chairman and President
*Mr. Dow is an "interested person" as defined in the Act.

The following outside trustees are also directors or trustees of the other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997-1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 58.

William H. T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company. Age 61.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group, both private equity investment funds. Age 57.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
415 Round Hill Road
Greenwich, Connecticut

Currently involved in golf development management on a consultancy basis. Formerly, Managing Director of The Directorship Group, Inc., a consultancy in executive search, board management and corporate governance (1997-1999). Prior to that, General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997), Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career includes 36 years at Stouffers and Nestle with 18 of those years as Chief Executive Officer. Currently serves as Director of J.B. Williams Company, Inc., Fountainhead Water Company, CARESIDE, Inc. and Lincoln Snacks Company. Age 66.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company. Currently serves as Director of Polyvision Corporation. Age 71.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently, serves as Director of Ace, Ltd. (NYSE). Age 62.


The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.


                 For the Fiscal Year Ended June 30, 1999
                 ---------------------------------------

         (1)                  (2)                  (3)                    (4)

                                               Pension or             For Year Ended
                                               Retirement Benefits    December 31, 1998
                                               Accrued by the         Total Compensation
                           Aggregate           Fund and               Accrued by the Fund and
                           Compensation        Thirteen Other Lord    all other Lord
                           Accrued by          Abbett-sponsored       Abbett-sponsored
Name of Director           the Fund/1/         Funds/2/               Funds/3/
------------------         -------------       -----------------      -----------------------
E. Thayer Bigelow          $587                $17,068                $57,400
William H. T. Bush*        $577                None                   $27,500
Robert B. Calhoun, Jr.**   $577                None                   $33,500
Stewart S. Dixon           $588                $32,190                $56,500
John C. Jansing            $582                $45,0854               $55,500
C. Alan MacDonald          $572                $30,703                $55,000
Hansel B. Millican, Jr.    $577                $37,747                $55,500
Thomas J. Neff             $592                $19,853                $56,500

*   Elected August 13, 1998.
** Elected June 17, 1998.

1.Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees is being deferred under a plan ("equity based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees.The amounts of the aggregate compensation payable by the Fund in accordance with the equity based plan as of June 30, 1999 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $2,921; Mr. Bush,$0; Mr. Calhoun, $611; Mr. Dixon, $11,266; Mr. Jansing, $26,863; Mr. MacDonald, $10,436; Mr. Millican, $27,259 and Mr. Neff, $27,512.
   If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of June 30, 1999, each would own the following:
   Mr. Bigelow, 2,921 shares; Mr. Bush, 0 shares; Mr. Calhoun, 611 shares, Mr. Dixon, 12,071 shares; Mr. Jansing, 26,863 shares; Mr. MacDonald, 11,653 shares; Mr. Millican, 27,259 shares; and Mr. Neff, 27,512 shares.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored Funds for the 12 months ended October 31, 1998 with respect to the equity based plan established for independent directors/trustees in 1996. This plan supercedes a previously approved retirement plan for all future directors/trustees. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election. Each plan also provides for a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits.

3. This column shows aggregate compensation, including directors/trustees fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1998.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors/trustees may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Gerber, Hilstad, Morris, and Walsh are partners of Lord Abbett; the others are employees: None have received Compensation from the Fund.

Executive Vice President:
Robert Gerber, age 45, Executive Vice President (with Lord Abbett since July 1997; formerly Senior Portfolio Manager of Sanford C. Bernstein & Co., Inc.)

Vice Presidents:
Joan Binstock, age 45, Executive Vice President (with Lord Abbett since July 1997; formerly Senior Portfolio Manager of Sanford C. Bernstein & Co., Inc.)

Zane E. Brown, age 46

Daniel E. Carper, age 47

Paul A. Hilstad, age 56, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Lawrence H. Kaplan, age 42, (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Robert G. Morris, age 54

A.Edward Oberhaus, III, age 39

Tracie Richter, age 31, (with Lord Abbett since 1999, formerly Vice President - Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice Presdient of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs.

John J. Walsh, age 63

Treasurer:
 Donna M. McManus, age 38, (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP)

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, as amended (the "Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of October 29, 1999, our directors and officers, as a group, owned less than 1% of our outstanding shares. As of October 29, 1999, the record holders of 5% or more of each class of the Fund's outstanding shares are as follows:

Class A: Lord Abbett & Co., 767 Fifth Avenue, New York, NY  10153 - 6.24%
Class B: Edward Jones & Co., 201 Progess Pkwy, Maryland Hts, MO 63043 - 15.01% Class C: Edward Jones & Co., 201 Progress Pkwy, Maryland Hts, MO 63043 - 13.40%
         Wachovia Securities, Inc. P.O. Box 1220, Charlotte, NC 28201 - 10.66% Salmon Smith Barney Inc., 333 West 34th Street, New York, NY 10001 - 10.40%

                                       4.
                     Investment Advisory and Other Services

As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or directors of the Fund: Zane E. Brown, Daniel E. Carper, Robert
S. Dow, Robert I. Gerber, Paul A. Hilstad, Robert G. Morris, and John J. Walsh. The other general partners are: Stephen I. Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, W. Thomas Hudson, Stephen J. McGruder,

Michael B. McLaughlin, Robert J. Noelke, R. Mark Pennington, and Christopher J. Towle. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement we pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the portion of our net assets not in excess of $250,000,000, .45 of 1% of such assets in excess of $250,000,000 but not in excess of $500,000,000 and .40 of 1% of such assets over $500,000,000. This fee is allocated among Classes A, B and C based on each class' proportionate share of such average daily net assets. For the fiscal years ended June 30, 1999, 1998, and 1997, the management fees paid to Lord Abbett amounted to $930,679, $740,978, and $773,869, respectively.

We pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, fees and expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio security transactions expenses.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

United Missouri Bank of Kansas City, N.A., Tenth and Grand, Kansas City, Missouri, is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income.

                                       5.
                             Portfolio Transactions

We expect that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased directly from the issuer or from an underwriter or market maker for the securities. We usually will pay no brokerage commissions for such purchases and no brokerage commissions have been paid over the last three fiscal years. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Decisions as to the purchase and sale of portfolio securities are made by Lord Abbett. Our traders, who may be officers of the Fund and are also employees of Lord Abbett, implement these decisions. They do the trading as well for other accounts--investment companies (of which they are also officers) and other clients-managed by Lord Abbett. They are responsible for the negotiation of prices and commissions.

Our policy is to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution. This policy governs the selection of dealers. We make no commitments regarding the allocation of brokerage business to or among broker-dealers.

                                       6.
                          Net Asset Value and Dividends

Net Asset Value. The determination of our net asset value is described under "Redemptions - Net Asset Value" - in the Prospectus.

As disclosed in the Prospectus, we calculate our net asset value, declare dividends and otherwise are open for business on each day that the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

We attempt to maintain a net asset value of $1.00 per share for all classes for purposes of sales and redemptions but there is no assurance that we shall be able to do so. Although we have received an exemptive order from the Securities and Exchange Commission which permits us to round our net asset value per share to the nearest cent for such purpose, our Board of Directors has determined that it is in the best interests of the Fund and its shareholders to value our portfolio securities under the amortized cost method of securities valuation pursuant to Rule 2a-7 under the Act so long as that method fairly reflects the Fund's market-based net asset value. Rule 2a-7, as amended, contains certain maturity, diversification and quality requirements that apply to any fund employing the amortized cost method in reliance on the Rule and to any registered investment company which, like the Fund, holds itself out as a money market fund.

Dividends. As described in the Prospectus under "Dividends, Taxes and Yield," our net income will be declared as a dividend daily. Net income consists of (1) all interest income and discount earned (including original issue discount and market discount) less (2) a provision for all expenses, including class-specific expenses, plus or minus (3) all short-term realized gains and losses on portfolio assets.

                                       7.
                        Telephone Exchange Privilege and
                                Rule 12b-1 Plans

Telephone Exchange Privilege. Shares of any class of the Fund may be exchanged for those in the same class of (a) any other Lord Abbett-sponsored fund except for (i) Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF") and
(ii) certain single-state tax-free series and funds where the exchanging shareholder is a resident of a state in which such series or fund is not offered for sale, and (b) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF." Class C shares of the Fund may be acquired only by exchange for shares in the same class of any eligible Lord Abbett-sponsored fund or AMMF. Class A and B shares of the Fund may be acquired either by such an exchange or by direct purchase.

You or your investment professional, with proper identification, can instruct the Fund to exchange by telephone. All shareholders have this privilege unless they refuse it in writing. Exchanges for shares of any eligible Lord Abbett-sponsored fund or AMMF will be based on the relative net asset values of the shares exchanged, without a sales charge in most cases. Class A shares purchased directly from the Fund may be exchanged for Class A, B or C shares of an eligible Lord Abbett-sponsored fund. Therefore, a sales charge will be payable on exchanges for shares of any eligible fund in the Lord Abbett Family of Funds in accordance with the prospectus of that fund if the Class A shares being exchanged were purchased directly from the Fund (not including shares described under "Div-Move" below). Instructions for the exchange must be received by the Fund in Kansas City prior to the close of the NYSE to obtain the other fund's net asset value per share calculated on that day. Securities dealers may charge for their services in expediting exchange transactions. Before making an exchange you should read the prospectus of the other fund which is available from your securities dealer or Lord Abbett Distributor. An "exchange" is effected through the redemption of Fund shares and the purchase of shares of such other Lord Abbett-sponsored fund or AMMF. Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be recognized. This privilege may be modified or terminated at any time.

You should not view the exchange privilege as a means for taking advantage of short-term swings in the market and the Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges.

Rule 12b-1 Plans. The Fund is not making payments of Rule 12b-1 fees for its Class A share Rule 12b-1 Plan ("A Plan") and its Class C share Rule 12b-1 Plan ("C Plan"). The Fund is making annual distribution fee payments (0.75 of 1% of the average daily net asset value of the Class B shares that are outstanding for less than 8 years) pursuant to its Class B share Rule 12b-1 Plan ("B Plan"). As described in the Fund's current Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act for each Class. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that based on information requested by the Board and provided by Lord Abbett, there is a reasonable likelihood that each Plan will benefit the Class and its shareholders. The expected benefits include (in the case of the Class B
Plan) greater sales and lower redemptions of Class B shares and (in the case of the Class A and C Plan) a higher quality of service to shareholders by dealers than otherwise would be the case. Lord Abbett is to use all amounts received under each Plan for payments to dealers for (i) providing continuous services to each Class' shareholders (in the case of the A and C Plans), such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing Class B shares (in the case of the B Plan).

Each Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Board of Directors and of the Fund's directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on such Plan. Each Plan may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of the Fund's directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the Fund's outside directors or by vote of the holders of a majority of the appropriate Class' outstanding voting securities.

As stated in the Prospectus, a contingent deferred sales charge ("CDSC") is imposed with respect to those shares of the Fund bought in exchange for shares of another Lord Abbett-sponsored fund or series on which the other fund has paid a 12b-1 fee if such shares are redeemed out of the Fund (a) within a period of 24 months from the end of the month in which the original sale occurred in the case of Class A shares acquired in exchange for shares in the same class of a fund in the Lord Abbett Family of Funds or (b) within 6 years of their original purchase in the case of Class B shares, or (c) within a period of 12 months from the end of the month in which the original sale occurred in the case of Class C shares.

As described in the Prospectus, in no event will the amount of the CDSC exceed 1% in the case of Class A and C shares or 5% scaled down to 1%, in the case of Class B shares, of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of the shares for which such shares were exchanged ("Exchanged Shares"). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, regardless of whether this increase is reflected in reinvested dividends or distributions, in the case of Class A shares, and due to such an increase because of reinvested dividends and capital gains, in the case of Class B and C shares, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee or (iii) shares which, together with Exchanged Shares, have been held continuously (a) for 24 months from the end of the month in which the original sale occurred in the case of Class A shares, (b) until the 6th anniversary of their original purchase in the case of Class B shares and (c) until the 1st anniversary of their original purchase in the case of Class C shares. In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of shares subject to a CDSC, those held the longest will be the first to be redeemed.

                                       8.
                        Class B Share Conversion Feature

The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

                                       9.
                    Shareholder Programs and Retirement Plans

We have several programs available. These include automatic subsequent investments of $50 or more from your checking account, a systematic withdrawal plan, cash payments of monthly dividends to a designated third party and expedited exchanges among the Lord Abbett-sponsored funds. Forms are available from the Fund or Lord Abbett.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plan. The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time your SWP is established. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth, Simplified Employee Pension Plans and Simple IRA's), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 500 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.


                                       10.
                        Commercial Paper and Bond Ratings

Commercial Paper Ratings

The rating A-1+ is the highest commercial paper rating assigned by Standard & Poor's Corporation ("S&P"). Paper rated A-1 has the following characteristics:

Liquidity ratio is adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to diverse channels of borrowing; core earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; the reliability and quality of management are sound. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Bond Ratings

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - Bonds rated AA differ form the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC-C - Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. while such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D - Obligations rated 'D' is in payment default. The 'D' rating category is used when interest payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                       11.
                                      Taxes

The Fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Fund will not qualify for the dividends-received deduction for corporations.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Fund shares.

                                       12.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                       13.
                              Financial Statements

The financial statements for the fiscal year ended June 30, 1999 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1999 Annual Report to Shareholders of Lord Abbett U.S. Government Securities Money Market Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.